Exhibit 13.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Compugen Ltd. (the “Company”) on Form 20-F for the periods ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I the undersigned, being the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.     The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

\s\ Dikla Czaczkes Axselbrad

Title: Chief Financial Officer
Date: March 16, 2009